SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                                July 24, 2003
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                      (Date of earliest event reported)


                           Abington Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


Massachusetts                         0-16018                    04-3334127
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                       Identification No.)


97 Libbey Parkway, Weymouth, Massachusetts                            02189
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(Address of principal executive offices)                         (Zip Code)


                               (781) 682-6400
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            (Registrant's telephone number, including area code)


                               Not applicable
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   (Former name, former address and former fiscal year, if changed since last report)


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Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

      Exhibit 99.1   Press Release dated July 24, 2003.


Item 9.   Regulation FD Disclosure.

      In accordance with Release No. 33-8216, the following information is being furnished under Item 12 of Form 8-K.

      On July 24, 2003, Abington Bancorp, Inc. (the "Company") issued a press release announcing the Company's results of operations for the quarter ended June 30, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ABINGTON BANCORP, INC.


Date:  July 24, 2003               By:  /s/ James K. Hunt
                                        -----------------------------------
                                        Name:   James K. Hunt
                                        Title:  Chief Financial Officer &
                                                Treasurer


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